UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of Earliest Event Reported): July 25, 2005
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
SIGNATURE
EX-4.1
EX-10.1
EX-10.2
EX-10.3
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
New Credit Facility
On July 25, 2005, CSK Auto, Inc. (“Auto”) entered into a Second Amended and Restated Credit Agreement among Auto, the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”), and on July 29, 2005, Auto entered into a related Amended and Restated Guarantee and Collateral Agreement among Auto, CSKAUTO.COM, Inc. (“.COM”), CSK Auto Corporation (“Parent”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Guarantee and Collateral Agreement”).
The Credit Agreement replaces the Amended and Restated Credit Agreement, dated January 16, 2004, by and among Auto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, as administrative agent, Credit Suisse First Boston, as syndication agent, and Bank of America, N.A. and U.S. Bank N.A., as co-documentation agents, as amended (the “Old Credit Agreement”). All amounts outstanding under the Old Credit Agreement were repaid by Auto on July 29, 2005, which was earlier than the scheduled maturity dates under the Old Credit Agreement of August 2010 for the term loan facility and June 2008 for the revolving credit facility. No early termination penalties were incurred by Auto.
The Credit Agreement consists of a $250 million senior secured revolving line of credit and contains an expansion feature pursuant to which Auto may request an increase in the permitted aggregate borrowings under the Credit Agreement of up to $75 million. The Credit Agreement has a term of five years. Borrowings under the Credit Agreement bear interest at a variable interest rate based on one of two indices that include either (i) LIBOR plus an applicable margin that varies depending upon Auto’s average daily availability under the Credit Agreement measured using certain borrowing base tests, or (ii) the Alternate Base Rate (as defined in the Credit Agreement). During the first fiscal quarter ending after the initial funding date, Auto will be charged an interest rate of LIBOR plus 1.50% or the Alternative Base Rate on borrowings under the Credit Agreement.
The Credit Agreement is guaranteed by Parent and .COM and is collateralized by substantially all of Parent’s and Auto’s existing and future assets and those of Auto’s domestic subsidiaries, including stock and other equity interests, as set forth in the Guarantee and Collateral Agreement.
The Credit Agreement contains a number of restrictions on Auto’s business, including, but not limited to, restrictions on Auto’s and Auto’s subsidiaries’ ability to grant liens on assets, merge, consolidate, or sell assets; incur indebtedness; make acquisitions; engage in other businesses; engage in transactions with affiliates; and make distributions on equity interests. In addition, Auto is at certain times subject to a minimum ratio of consolidated earnings before interest, taxes, depreciation, amortization, and rentals with respect to leases (EBITDAR) (minus unfinanced capital expenditures) to fixed charges financial maintenance covenant. The Credit Agreement also contains affirmative covenants and events of default, including a cross default to the Notes (defined below) and the occurrence of a change of control. Failure to comply with these covenants, or the occurrence of an event of default, could result in acceleration of Auto’s debt and other financial obligations under the Credit Agreement.
As of July 29, 2005, Auto had borrowed $79 million under the Credit Agreement.
An affiliate of JPMorgan Chase Bank, N.A. is an initial purchaser of the Notes described below, and JPMorgan Chase Bank, N.A. is the counterparty to the Purchased Call Options and Sold Warrants (each as defined and described below). JPMorgan Chase Bank, N.A. and certain of its affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to Auto or its affiliates in the ordinary course of business for which they have received and may continue to receive customary fees and commissions.
The foregoing does not constitute a complete summary of the terms of the Credit Agreement and the Guarantee and Collateral Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively. The descriptions of the terms of the Credit Agreement and the Guarantee and Collateral Agreement are qualified in their entirety by reference to such exhibits.
Senior Exchangeable Notes
On July 29, 2005, Auto issued $110 million of 3 3/8 % Senior Exchangeable Notes due 2025 (the “Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).
The Notes were issued pursuant to an Indenture, dated as of July 29, 2005, among Auto, Parent, .COM and The Bank of New York Trust Company, N.A., as trustee (the “Indenture”). The Indenture is filed as Exhibit 4.1 to this Form 8-K, and the description of the terms of the Indenture in this Item 1.01 is qualified in its entirety by reference to such exhibit.

The Notes bear interest at a rate of 3.375% per year until August 15, 2010 and will bear interest at a rate of 3.125% per year thereafter. Interest on the Notes is payable semi-annually in arrears on August 15 and February 15 of each year, beginning on February 15, 2006. The Notes mature on August 15, 2025, unless earlier exchanged, redeemed or repurchased, and are subject to the terms and conditions set forth in the Indenture. Auto granted the initial purchasers of the Notes a 30-day option to purchase up to an additional $15 million principal amount of Notes solely to cover over-allotments, if any.
The Notes are exchangeable into cash and shares, if any, of Parent’s common stock, prior to stated maturity, under the following circumstances: (1) during any fiscal quarter (and only during such fiscal quarter) commencing after July 31, 2005, if the last reported sale price of Parent’s common stock is greater than or equal to 130% of the exchange price for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter; (2) if Auto calls the Notes for redemption; or (3) upon the occurrence of certain corporate transactions described in the Indenture. The exchange rate will initially be 43.3125 shares of Parent’s common stock per $1,000 principal amount of Notes, which is equivalent to an exchange price of approximately $23.09 per share of Parent’s common stock, subject to adjustment upon the occurrence of specified events. Upon exchange, Auto will deliver cash equal to the lesser of the aggregate principal amount of Notes to be exchanged and its total exchange obligation, and in the event its total exchange obligation exceeds the aggregate principal amount of Notes to be exchanged, shares of Parent’s common stock in respect of that excess.
Auto may redeem some or all of the Notes for cash, at any time and from time to time, on or after August 15, 2010 at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date. Holders may require Auto to repurchase some or all of the Notes for cash at a repurchase price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding the repurchase date on August 15, 2010, August 15, 2015, and August 15, 2020, or following a fundamental change as described in the Indenture.
The Notes are Auto’s direct, unsecured and senior obligations and rank equal in priority with all of Auto’s existing and future unsecured and senior indebtedness and senior in right of payment to all of Auto’s existing and future subordinated indebtedness. The Notes are guaranteed by Parent and by all of Auto’s present and future domestic subsidiaries, jointly and severally, on a senior basis. Payment of principal and interest on the Notes will be structurally subordinated to the liabilities of any of Auto’s future non-guarantor subsidiaries.
Holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated July 29, 2005, among Auto, Parent, .COM and the initial purchasers listed therein (the “Registration Rights Agreement”). The Registration Rights Agreement is filed as Exhibit 10.3 to this Form 8-K and the description of the terms of the Registration Rights Agreement in this Item 1.01 is qualified in its entirety by reference to such exhibit.
Under the Registration Rights Agreement, Auto has agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Notes and the shares of Parent’s common stock issuable upon exchange thereof pursuant to Rule 415 under the Securities Act no later than the 90th day after the date of the issuance of the Notes and thereafter use its reasonable best efforts to cause the shelf registration statement to be declared effective under the Securities Act no later than 180 days after the date of the issuance of the Notes and keep the shelf registration statement effective as specified in the Registration Rights Agreement. If Auto fails to satisfy certain of its obligations under the Registration Rights Agreement, it will be required to pay additional interest on the Notes at a rate equal to 0.25% per annum of the outstanding principal amount thereof for the first 90 days after the occurrence of the event of default and 0.50% per annum of the outstanding principal amount thereof after the first 90 days. In no event shall such additional interest accrue at a rate exceeding 0.50% per annum.
An affiliate of JPMorgan Securities Inc., an initial purchaser of the Notes and party to the Registration Rights Agreement, is administrative agent under the Credit Agreement and the Guarantee and Collateral Agreement described above, and is the counterparty to the Purchased Call Options and Sold Warrants (each as defined and described below). JPMorgan Securities, Inc. and Bank of America Securities LLC, an initial purchaser of the Notes and party to the Registration Rights Agreement, and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to Auto or its affiliates in the ordinary course of business for which they have received and may continue to receive customary fees and commissions.
Item 1.02. Termination of a Material Definitive Agreement.
The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosure relating to the issuance of the Notes required by this item is included in Item 1.01 and is incorporated herein by reference.
On July 29, 2005, Auto entered into an exchangeable note hedge transaction with respect to Parent’s common stock (the “Purchased Call Options”) with JPMorgan Chase Bank, N.A. (the “Dealer”), an affiliate of J.P. Morgan Securities Inc., an initial purchaser of the Notes. The Purchased Call Options will cover, subject to customary anti-dilution adjustments, approximately 4,764,375 shares of Parent’s common stock, which is the number of shares that underlie the Notes subject to, in certain circumstances, a cap on the number of shares to be delivered. If a Purchased Call Option is exercised, the Dealer will deliver shares of Parent’s common stock to Auto based on a price of $23.09 per share. Concurrently with entering into the Purchased Call Options, Parent entered into a warrant transaction whereby it sold to the Dealer warrants to acquire, subject to customary anti-dilution adjustments, approximately 4,764,375 shares of Parent’s common stock (the “Sold Warrants”) at a price of $26.40 per share, subject to, in certain circumstances, a cap on the number of shares to be delivered. If the initial purchasers of the Notes exercise their over-allotment option to purchase additional Notes, Auto and Parent may, respectively, enter into additional Purchased Call Options or sell additional warrants in each case in an amount equal to the number of shares initially issuable upon exchange of the additional Notes. In connection with the Purchased Call Options and the Sold Warrants, on July 29, 2005, Auto, Parent and the Dealer entered into International Swaps and Derivatives Association, Inc. (“ISDA”) confirmation letters to the 2002 ISDA Master Agreement (collectively, the “Confirmations”). The Confirmations are filed as Exhibits 99.1 and 99.2 to this Form 8-K, and the description of the terms of the Confirmations in this Item 3.02 is qualified in its entirety by reference to such exhibits.
The Purchased Call Options and the Sold Warrants are expected to reduce the potential dilution upon exchange of the Notes in the event that the market value per share of Parent’s common stock at the time of exercise is greater than approximately $23.09, which corresponds to the initial exchange price of the Notes. If the market value per share of Parent’s common stock at the time of exercise is above the strike price of the Purchased Call Options, the Purchased Call Options entitle Auto to receive from the Dealer shares of Parent’s common stock based on the then current market price of Parent’s common stock minus the strike price of the Purchased Call Options subject to a cap, in certain circumstances. If the market price of Parent’s common stock at the time of the exercise of the Sold Warrants exceeds the strike price of the Sold Warrants, Parent will owe the Dealer shares of Parent’s common stock in an amount based on the then current market price of the net number of shares of Parent’s common stock. If the market value of Parent’s common stock at the maturity of the Sold Warrants (if not otherwise exercised by the Dealer) exceeds the strike price of the Sold Warrants, the dilution mitigation under the Purchased Call Options will be capped, which means that there would be dilution from exchange of the Notes to the extent that the then market value per share of Parent’s common stock exceeds the strike price of the Sold Warrants at the time of exchange.
As a result of these transactions, the potential economic dilution resulting from the exchange of the Notes is intended to be eliminated until the price of Parent’s common stock exceeds $26.40 per share, subject to adjustment.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of July 29, 2005, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc. and The Bank of New York Trust Company, N.A., as trustee (including form of Note).

Exhibit 10.1	Second Amended and Restated Credit Agreement, dated July 25, 2005, among CSK Auto, Inc., the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit 10.2	Amended and Restated Guarantee and Collateral Agreement, dated July 29, 2005, among CSK Auto, Inc., CSKAUTO.COM, Inc., CSK Auto Corporation and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit 10.3	Registration Rights Agreement, dated July 29, 2005, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc. and the initial purchasers listed therein.

Exhibit 99.1	International Swaps and Derivatives Association, Inc. (“ISDA”) Confirmation, dated July 29, 2005, between JPMorgan Chase Bank, National Association and CSK Auto Corporation.

Exhibit 99.2	ISDA Confirmation, dated July 29, 2005, among JPMorgan Chase Bank, National Association, CSK Auto, Inc. and CSK Auto Corporation.
Forward Looking Statements
Portions of this filing may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

	By:	/s/ RANDI V. MORRISON

Name: Randi V. Morrison Title: Vice President, Assistant General Counsel and Secretary

DATED July 29, 2005

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of July 29, 2005, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc. and The Bank of New York Trust Company, N.A., as trustee (including form of Note).

Exhibit 10.1	Second Amended and Restated Credit Agreement, dated July 25, 2005, among CSK Auto, Inc., the lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit 10.2	Amended and Restated Guarantee and Collateral Agreement, dated July 29, 2005, among CSK Auto, Inc., CSKAUTO.COM, Inc., CSK Auto Corporation and JPMorgan Chase Bank, N.A., as administrative agent.

Exhibit 10.3	Registration Rights Agreement, dated July 29, 2005, among CSK Auto, Inc., CSK Auto Corporation, CSKAUTO.COM, Inc. and the initial purchasers listed therein.

Exhibit 99.1	International Swaps and Derivatives Association, Inc. (“ISDA”) Confirmation, dated July 29, 2005, between JPMorgan Chase Bank, National Association and CSK Auto Corporation.

Exhibit 99.2	ISDA Confirmation, dated July 29, 2005, among JPMorgan Chase Bank, National Association, CSK Auto, Inc. and CSK Auto Corporation.